                        ANNUAL REPORT / OCTOBER 31 1999

                             AIM CONSTELLATION FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]



                     -------------------------------------

                STARRY NIGHT OVER THE RHONE BY VINCENT VAN GOGH

           STARS, PARTICULARLY CONSTELLATIONS, HAVE LONG BEEN USED AS

          SIGNS BY WHICH FARMERS PLANTED AND HARVESTED THEIR CROPS AND

          SAILORS NAVIGATED THE SEAS. ALTHOUGH DIFFERENT CONSTELLATIONS

         ARE VISIBLE AT DIFFERENT TIMES OF THE YEAR, THEIR CONSTANCY IN

          THE SKY MAKES THEM RELIABLE FOR MEASURING THE PASSAGE OF TIME

           AND DISTANCE. AIM CONSTELLATION FUND SEEKS OUT THE STARS OF

                     THE MID-CAPITALIZATION STOCK UNIVERSE.

                     -------------------------------------


AIM Constellation Fund is for shareholders who seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Constellation Fund's performance figures are historical and reflect changes in net asset value and the reinvestment of all distributions.
o Had fees and expenses not been waived during the fiscal year, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differences in sales-charge structure and fund expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/99 (the most recent calendar quarter-end) are as follows: for Class A shares, one year, 31.92%; five years, 17.44%; 10 years, 17.08%. For Class B shares, one year, 30.77%; inception (11/3/97), 8.71%. For Class C shares, one year, 30.78%; inception (8/4/97), 7.19%.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.7312 per share.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o   Lipper, Inc. is an independent mutual fund performance monitor.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (Nasdaq) is a group of more than 5,000 over-the-counter securities widely regarded by investors to represent the small and medium-sized company universe.
o The unmanaged Russell Midcap Index is generally considered representative of the performance of the stocks of 800 select domestic mid-capitalization companies. The results reflect the reinvestment of dividends.
o The unmanaged Standard & Poor's 400 MidCap Index (S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of securities widely regarded by investors to represent the stock market in general. The results shown assume the reinvestment of dividends.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NEITHER INSURED NOR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus for the fund.

                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    CHARLES T.      portfolio diversification and long-term thinking. We could
      BAUER,        title this report "What a Difference a Year Makes."
   CHAIRMAN OF          An investor surveying conditions when the fiscal year
   THE BOARD OF     opened on October 31, 1998, saw a market dominated by large-
     THE FUND       capitalization stocks and high-quality bonds, especially
   APPEARS HERE]    U.S. Treasuries. Ten months into 1998, two well-known
                    indexes of large-capitalization U.S. company stocks, the S&P
                    500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


SMALL-AND MID-CAP STOCKS SHOW SOME SIZZLE


                     -------------------------------------

                         AT THE END OF THE FISCAL YEAR,

                         TECHNOLOGY STOOD AT JUST UNDER

                            50% OF THE FUND'S ASSETS.

                     -------------------------------------

HOW DID THE FUND PERFORM DURING THE  FISCAL YEAR?
AIM Constellation Fund's technology exposure boosted its returns for the fiscal year and helped it outperform its benchmarks. The fund produced an impressive 34.81% total return for Class A shares, 33.64% for Class B shares and 33.65% for Class C shares. These returns are at net asset value, without a sales charge.
    Fund returns outstripped the 21.07% total return of the S&P MidCap 400 Index during the same period. They were nearly double that of the Russell Midcap Index, whose total return was 17.12%. Net assets closed the period at $15.3 billion, up from $12.9 billion at the close of the last fiscal year.

WHAT WERE MARKETS LIKE DURING THE FISCAL YEAR?
The fiscal year started well, as mid-cap stocks benefited from interest-rate cuts by the Federal Reserve Board (the Fed) in the fall of 1998, which spurred a market rally. Historically, mid-capitalization stocks have done well when interest rates fall.
    Then a technology sell-off affected the fund because of our significant tech holdings (the S&P 400 MidCap Index, the portfolio's benchmark, hit its fiscal-year low of 340.31 late in 1998). But the markets rebounded when first-quarter 1999 earnings came in quite strong.
    In May, the Fed hinted that it might raise interest rates, and in June it did so, raising the federal funds rate to 5% and announcing its shift to a neutral bias, reducing the odds of further rate hikes in the near future. That announcement sparked a "relief rally" in the markets. At this point, the S&P 400 MidCap Index saw its high for the year of 427.82.
    Late August and most of September saw a pretty severe sell-off as investors fretted about the trade deficit, the dollar and the possibility of higher interest rates when the Federal Reserve Board switched gears and adopted a "tightening bias." Markets began to recover during October, so the fiscal year ended on a positive note.

DID THE FUND REMAIN HEAVILY INVESTED IN TECHNOLOGY?
At the end of the fiscal year, technology stood at just under 50% of the fund's assets. Technology has been the big winner for most of this year. Industries such as semiconductors, communications equipment and computer software and services have really outperformed, and the fund has quite a bit of exposure in all three, as shown in the Top 10 Industries list.
    Chip makers have recovered after several years in the doldrums, expecting a 15% production increase this year over last. The increase is fueled by the proliferation of chips for communications and Internet infrastructure. One such company is Analog Devices, a leading maker of both analog and digital integrated circuits, which translate real-world phenomena such as pressure, temperature and sound into digital signals. We increased our holding in Analog Devices during the fiscal year.

DID YOU FAVOR ANY OTHER INDUSTRIES?
Consumer cyclicals, at roughly 19% of the portfolio, is one area in which we have made a conscious effort to add to positions on weakness. Retailers usually underperform in the summer and the fall, as portfolio managers become worried about back-to-school sales and same-store sales results. Also, when interest rates rise, the outlook for consumer spending darkens. However, when a company continues to produce solid sales numbers and to exceed analysts' expectations, we have taken advantage of the opportunity to buy the stock at a lower

FUND PROVIDES SOLID RETURNS

================================================================================
Fund Class A Shares                     34.81%

Fund Class C Shares                     33.65%

Fund Class B Shares                     33.64%

S&P Midcap 400 Index                    21.07%

Russell Midcap Index                    17.12%
================================================================================

GROWTH OF TOTAL NET ASSETS

================================================================================
10/31/98                 $12.9 billion

10/31/99                 $15.3 billion
================================================================================

          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


price. Talbots is a good example; a constant in the ever-changing fashion world, it sells traditional and classic ladies' apparel. Another excellent cyclical stock added during the fiscal year is Tandy, which sells audio/video equipment, cellular and everyday telephones, computers and other like items at its RadioShack chain.

WERE THERE INDUSTRIES IN WHICH YOU REDUCED YOUR HOLDINGS?
We have fewer assets in financial-services companies than we did at the outset of the fiscal year. Rising interest rates have led to relatively poor performance in this group. We reduced our exposure by selling quite a few financial-services companies that reported disappointing earnings.
    Health-care stocks continue to languish for several reasons. A major factor is concern about political reform in Washington. In particular, the health-care services area has suffered, largely because of changes in Medicare's reimbursement programs; these affect hospitals, nursing homes and other service providers.
    We also removed waste-management stocks from the portfolio over the last six months. Waste Management missed its third-quarter earnings estimates, and another holding in the industry encountered regulatory troubles during an acquisition.

WERE THERE OTHER WAYS IN WHICH YOU ALTERED THE PORTFOLIO?
At the beginning of the fiscal year, the fund held the securities of 265 companies; as of October 31, 1999, the fund held 172 issues. Also, the fund's median market capitalization has grown from $3.2 billion to $5.6 billion. These changes have occurred largely because we continue to focus on finding and holding high-quality growth stocks for the portfolio.

WHAT IS YOUR NEAR-TERM OUTLOOK?
Small- and mid-cap stocks are still historically undervalued. We expect them to outperform large-cap stocks over the next 12 months. With valuations as low as they are, we don't see the risk to smaller stocks that we did at this time last year. Mid-caps, often overshadowed by the comforting, familiar large-caps and the sizzling dot-com small-caps, offer unique advantages: their management is usually a bit more seasoned than that of small-caps and startups, and they have a better chance than large-caps to beat GDP growth and to attack niche markets.

FUND BROADENING ITS INVESTMENT SCOPE
Effective December 1, 1999, the Fund's Board of Directors changed AIM Constellation Fund's prospectus by deleting the language specifying the capitalization range within which the fund is allowed to invest and thus broadening its scope beyond small- and mid-sized companies. Constellation will now be a multi-cap fund, with the flexibility to invest across the full market spectrum. This means that for the first time in many years, the fund will be able to invest in the best and fastest-growing companies in the market regardless of size. AIM Constellation Fund's objective to seek growth of capital is not changing, only the strategy used to achieve that objective.


PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------
  1. America Online, Inc.           2.23%         1. Computers (Software & Services)      15.30%
  2. VERITAS Software Corp.         1.76          2. Communications Equipment              9.95
  3. EMC Corp.                      1.67          3. Electronics (Semiconductors)          9.30
  4. Corning, Inc.                  1.64          4. Electrical Equipment                  5.18
  5. JDS Uniphase Corp.             1.64          5. Broadcasting (TV, Radio & Cable)      4.64
  6. Lucent Technologies, Inc.      1.62          6. Oil & Gas (Drilling & Equipment)      3.60
  7. PMC-Sierra, Inc.               1.54          7. Services (Advertising & Marketing)    3.31
  8. Solectron Corp.                1.48          8. Computers (Peripherals)               3.06
  9. Omnicom Group, Inc.            1.44          9. Services (Data Processing)            3.02
 10. Providian Financial Corp.      1.28         10. Retail (Computers & Electronics)      2.95

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM CONSTELLATION FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


THE AIM CONSTELLATION FUND GROWTH STORY


RESULTS OF A $10,000 INVESTMENT
4/30/76-10/31/99



This chart compares your fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 4/30/76-10/31/99.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio.
    Market indexes like the S&P 500 and the Nasdaq are unmanaged, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.


AVERAGE ANNUAL TOTAL RETURNS

For periods ended 10/31/99, including sales charges

================================================================================
Class A Shares

Inception (4/30/76)                          18.32%

10 years                                     17.91

5 years                                      17.03

1 year                                       27.41

Class B Shares

Inception (11/3/97)                          10.41%

1 year                                       28.64

* 33.64% excluding sales charges

Class C Shares

Inception (8/4/97)                           10.32%

1 year                                       32.65*

* 33.65% excluding sales charges
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and C shares will differ from that of its Class A shares due to different sales-charge structure and expenses. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                             AIM CONSTELLATION FUND
in thousands
================================================================================
               AIM
               Constellation
               Fund Class A
               Shares           Nasdaq    S&P 500
--------------------------------------------------------------------------------

4/30/76        9500             10000     10000
10/31/76       9102             10030     10327.2
10/31/77       8575             10825.9   9703.72
10/31/78       10329            12335.7   10319.9
10/31/79       15619            15045.5   11913.8
10/31/80       31348            21400.9   15739.1
10/31/81       30638            21638     15829
10/31/82       29000            23604.5   18406.8
10/31/83       40569            30478.5   23550.8
10/31/84       35867            27423.4   25050.5
10/31/85       39649            32475.6   29892.9
10/31/86       58139            40050     39813.3
10/31/87       56748            35890.3   42360.8
10/31/88       69979            42457.8   48612.2
10/31/89       94817            50580.6   61423.9
10/31/90       79482            36616.3   56829.6
10/31/91       141356           60277.5   75819.7
10/31/92       162306           67181.4   83362.6
10/31/93       208732           86507.6   95791.3
10/31/94       224288           86311.1   99486.1
10/31/95       299259           115016    125759
10/31/96       332949           135603    156043
10/31/97       395745           176911    206131
10/31/98       386638           196646    251505
10/31/99       521213           329311    316047

Past performance cannot guarantee comparable future results.
================================================================================

Source: Lipper, Inc.

                             AIM CONSTELLATION FUND

                        ANNUAL REPORT / FOR CONSIDERATION


CHOOSE YOUR INVESTMENT PALETTE

[BRUSH ART WORK]

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


[ARTIST'S PALLETTE ART WORK]

                             AIM CONSTELLATION FUND

TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)


INTERNATIONAL AND GLOBAL
MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS
INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.


(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.


                             AIM CONSTELLATION FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                    MARKET
                                    SHARES           VALUE
COMMON STOCKS & OTHER EQUITY
INTERESTS-95.54%

AIRLINES-0.25%

Southwest Airlines Co.              2,250,000   $    37,828,125
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.67%

Danaher Corp.                       1,250,000        60,390,625
---------------------------------------------------------------
SPX Corp.(a)                          500,000        42,375,000
---------------------------------------------------------------
                                                    102,765,625
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.58%

Northern Trust Corp.                  925,000        89,320,312
---------------------------------------------------------------

BANKS (REGIONAL)-1.01%

Bank United Corp.-Class A           1,000,000        39,000,000
---------------------------------------------------------------
Compass Bancshares, Inc.            1,000,000        26,687,500
---------------------------------------------------------------
Old Kent Financial Corp.              817,425        33,310,069
---------------------------------------------------------------
TCF Financial Corp.                   700,000        20,650,000
---------------------------------------------------------------
Zions Bancorp                         600,000        35,362,500
---------------------------------------------------------------
                                                    155,010,069
---------------------------------------------------------------

BIOTECHNOLOGY-1.53%

Biogen, Inc.(a)                     2,500,000       185,312,500
---------------------------------------------------------------
Chiron Corp.(a)                     1,000,000        28,562,500
---------------------------------------------------------------
Genzyme Corp.(a)                      527,300        20,169,225
---------------------------------------------------------------
                                                    234,044,225
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-4.64%

Adelphia Communications Corp.(a)    1,000,000        54,625,000
---------------------------------------------------------------

AMFM Inc.(a)                        2,250,000       157,500,000

---------------------------------------------------------------
AT&T Corp.-Liberty Media
  Group-Class A(a)                  3,000,000       119,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                              1,500,000        68,156,250
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)      1,050,000        85,050,000
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                   1,465,400       124,650,587
---------------------------------------------------------------
USA Networks, Inc.(a)               1,317,800        59,383,362
---------------------------------------------------------------
Westwood One, Inc.(a)                 887,400        40,931,325
---------------------------------------------------------------
                                                    709,359,024
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-9.95%

ADC Telecommunications, Inc.(a)     1,750,000        83,453,125
---------------------------------------------------------------
Comverse Technology, Inc.(a)        1,500,000       170,250,000
---------------------------------------------------------------
Corning, Inc.                       3,186,600       250,546,425
---------------------------------------------------------------
General Instrument Corp.(a)         1,900,000       102,243,750
---------------------------------------------------------------
JDS Uniphase Corp.(a)               1,500,000       250,312,500
---------------------------------------------------------------
Lucent Technologies Inc.(b)         3,849,120       247,305,960
---------------------------------------------------------------
Motorola, Inc.                        750,000        73,078,125
---------------------------------------------------------------
Nokia Oyj-ADR (Finland)             1,500,000       173,343,750
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     250,000        55,687,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Scientific-Atlanta, Inc.            2,000,000   $   114,500,000
---------------------------------------------------------------
                                                  1,520,721,135
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.39%

Apple Computer, Inc.(a)             1,000,000        80,125,000
---------------------------------------------------------------
Gateway, Inc.(a)                    2,000,000       132,125,000
---------------------------------------------------------------
                                                    212,250,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.87%

Exodus Communications, Inc.(a)        341,700        29,386,200
---------------------------------------------------------------
VeriSign, Inc.(a)                     835,000       103,122,500
---------------------------------------------------------------
                                                    132,508,700
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.06%

Adaptec, Inc.(a)                    3,000,000       135,000,000
---------------------------------------------------------------
EMC Corp.(a)(b)(c)                  3,500,000       255,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.- Class A(a)                  1,000,000        78,062,500
---------------------------------------------------------------
                                                    468,562,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-15.30%

America Online, Inc.(a)             2,625,000       340,429,687
---------------------------------------------------------------
At Home Corp.(a)                    1,150,000        42,981,250
---------------------------------------------------------------
BMC Software, Inc.(a)               2,500,000       160,468,750
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                         675,000        48,600,000
---------------------------------------------------------------
Check Point Software
  Technologies Ltd. (Israel)(a)       750,000        86,765,625
---------------------------------------------------------------
Citrix Systems, Inc.(a)             2,800,000       179,550,000
---------------------------------------------------------------
Compuware Corp.(a)                  1,250,000        34,765,625
---------------------------------------------------------------
Electronic Arts, Inc.(a)            1,250,000       101,015,625
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)    2,000,000        80,625,000
---------------------------------------------------------------
Inktomi Corp.(a)                      750,000        76,078,125
---------------------------------------------------------------
Intuit, Inc.(a)                     3,750,000       109,218,750
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000        25,134,375
---------------------------------------------------------------
Lycos, Inc.(a)                      3,000,000       160,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                  1,150,000       106,446,875
---------------------------------------------------------------
Novell, Inc.(a)                     1,000,000        20,062,500
---------------------------------------------------------------
RealNetworks, Inc.(a)               1,000,000       109,687,500
---------------------------------------------------------------
Siebel Systems, Inc.(a)               600,000        65,887,500
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,000,000        62,312,500
---------------------------------------------------------------
Verio, Inc.(a)                      2,125,000        79,289,063
---------------------------------------------------------------
VERITAS Software Corp.(a)           2,500,000       269,687,500
---------------------------------------------------------------
Yahoo! Inc.(a)                      1,000,000       179,062,500
---------------------------------------------------------------
                                                  2,338,568,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

CONSUMER FINANCE-2.41%

Capital One Financial Corp.         2,323,700   $   123,156,100
---------------------------------------------------------------
Providian Financial Corp.           1,800,000       196,200,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        48,937,500
---------------------------------------------------------------
                                                    368,293,600
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-5.18%

American Power Conversion
  Corp.(a)                          5,250,000       117,796,875
---------------------------------------------------------------
Conexant Systems, Inc.(a)           2,000,000       186,750,000
---------------------------------------------------------------
Sanmina Corp.(a)                    1,000,000        90,062,500
---------------------------------------------------------------
Solectron Corp.(a)                  3,000,000       225,750,000
---------------------------------------------------------------
Symbol Technologies, Inc.           2,625,000       104,343,750
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)     2,750,000        67,203,125
---------------------------------------------------------------
                                                    791,906,250
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.11%

AVX Corp.                             428,100        17,124,000
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.29%

General Motors Corp.-Class H(a)       600,000        43,687,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.88%

PE Corp-PE Biosystems Group         1,550,000       100,556,250
---------------------------------------------------------------
Waters Corp.(a)                       650,000        34,531,250
---------------------------------------------------------------
                                                    135,087,500
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-9.30%

Altera Corp.(a)                     2,875,000       139,796,875
---------------------------------------------------------------
Analog Devices, Inc.(a)             3,000,000       159,375,000
---------------------------------------------------------------
ASM Lithography Holding N.V.
  (Netherlands)(a)                    650,000        47,206,250
---------------------------------------------------------------
Atmel Corp.(a)                        916,800        35,411,400
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)      4,000,000       102,250,000
---------------------------------------------------------------
Linear Technology Corp.             2,000,000       139,875,000
---------------------------------------------------------------
LSI Logic Corp.(a)                  2,000,000       106,375,000
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                           1,500,000       118,406,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)       1,338,375        89,169,234
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 2,499,700       235,596,725
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)      2,000,000        91,750,000
---------------------------------------------------------------
Xilinx, Inc.(a)                     2,000,000       157,250,000
---------------------------------------------------------------
                                                  1,422,461,734
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.67%

Applied Materials, Inc.(a)            500,000        44,906,250
---------------------------------------------------------------
KLA-Tencor Corp.(a)                 1,200,000        95,025,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)             500,000        38,750,000
---------------------------------------------------------------
Teradyne, Inc.(a)                   2,000,000        77,000,000
---------------------------------------------------------------
                                                    255,681,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.36%

American Express Co.                  575,000        88,550,000
---------------------------------------------------------------
Citigroup, Inc.                     1,100,000        59,537,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

MGIC Investment Corp.               1,000,000   $    59,750,000
---------------------------------------------------------------
                                                    207,837,500
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.46%

Park Place Entertainment(a)         5,304,000        69,615,000
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.80%

Forest Laboratories, Inc.(a)        1,500,000        68,812,500
---------------------------------------------------------------
Jones Pharma, Inc.(d)               3,691,275       114,429,525
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                  1,200,000        36,600,000
---------------------------------------------------------------
MedImmune, Inc.(a)                    500,000        56,000,000
---------------------------------------------------------------
                                                    275,842,025
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.32%

Express Scripts, Inc.-Class A(a)    1,000,000        49,125,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.38%

Bausch & Lomb, Inc.                 1,000,000        54,000,000
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        75,312,500
---------------------------------------------------------------
Medtronic, Inc.                     1,500,000        51,937,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        29,765,625
---------------------------------------------------------------
                                                    211,015,625
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.33%

AFLAC, Inc.                         1,000,000        51,125,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.02%

Schwab (Charles) Corp. (The)        4,000,000       155,750,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.53%

Federated Investors, Inc.-Class
  B                                 2,064,000        35,604,000
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class
  A(a)                              1,750,000        45,609,375
---------------------------------------------------------------
                                                     81,213,375
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.91%

Harley-Davidson, Inc.               2,350,000       139,384,375
---------------------------------------------------------------

NATURAL GAS-0.40%

El Paso Energy Corp.                1,500,000        61,500,000
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-3.60%

Baker Hughes, Inc.                  2,000,000        55,875,000
---------------------------------------------------------------
BJ Services Co.(a)                  2,000,000        68,625,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)(d)          2,750,000       106,390,625
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        31,750,000
---------------------------------------------------------------
Global Industries Ltd.(a)           3,000,000        24,000,000
---------------------------------------------------------------
R&B Falcon Corporation(a)           3,716,600        46,225,213
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,250,000        35,015,625
---------------------------------------------------------------
Smith International, Inc.(a)        1,750,000        60,484,375
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Transocean Offshore, Inc.           1,500,000   $    40,781,250
---------------------------------------------------------------
Varco International, Inc.(a)        2,499,400        26,399,913
---------------------------------------------------------------
Weatherford International,
  Inc.(a)                           1,600,000        54,200,000
---------------------------------------------------------------
                                                    549,747,001
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.99%

Apache Corp.                        1,790,000        69,810,000
---------------------------------------------------------------
EOG Resources, Inc.                 3,200,000        66,600,000
---------------------------------------------------------------
Santa Fe Snyder Corp.(a)            1,750,000        15,093,750
---------------------------------------------------------------
                                                    151,503,750
---------------------------------------------------------------

PERSONAL CARE-0.23%

Estee Lauder Cos. Inc.-Class A        750,000        34,968,750
---------------------------------------------------------------

PUBLISHING-0.43%

McGraw-Hill Cos., Inc. (The)        1,100,000        65,587,500
---------------------------------------------------------------

RAILROADS-0.70%

Kansas City Southern Industries,
  Inc.                              2,250,000       106,734,375
---------------------------------------------------------------

RESTAURANTS-0.78%

Brinker International, Inc.(a)      2,000,000        46,625,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,750,000        40,250,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                             851,500        31,824,813
---------------------------------------------------------------
                                                    118,699,813
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.58%

Lowe's Companies, Inc.              1,600,000        88,000,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-2.95%

Best Buy Co., Inc.(a)               1,750,000        97,234,375
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,954,600       120,696,550
---------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                             2,500,000       106,718,750
---------------------------------------------------------------
Tandy Corp.                         2,000,000       125,875,000
---------------------------------------------------------------
                                                    450,524,675
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.98%

Kohl's Corp.(a)                     2,000,000       149,625,000
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.17%

Dollar Tree Stores, Inc.(a)         1,810,600        78,874,263
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,850,000        58,781,250
---------------------------------------------------------------
Ross Stores, Inc.                   2,000,000        41,250,000
---------------------------------------------------------------
                                                    178,905,513
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.27%

Kroger Co. (The)(a)                 2,000,000        41,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.80%

Barnes & Noble, Inc.(a)             1,153,000        23,996,813
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)          2,750,100        91,612,706
---------------------------------------------------------------
eToys, Inc.(a)                      1,169,000        69,847,750
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

RETAIL (SPECIALTY)-(CONTINUED)

Linens 'n Things, Inc.(a)           1,285,300   $    51,090,675
---------------------------------------------------------------
Staples, Inc.(a)                    6,000,000       133,125,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,077,500        57,915,625
---------------------------------------------------------------
                                                    427,588,569
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.76%

American Eagle Outfitters,
  Inc.(a)                             808,300        34,605,344
---------------------------------------------------------------
Intimate Brands, Inc.               1,000,000        41,000,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(d)      2,310,075        50,677,270
---------------------------------------------------------------
Talbots, Inc. (The)                 1,302,100        61,280,081
---------------------------------------------------------------
TJX Companies, Inc. (The)           3,000,000        81,375,000
---------------------------------------------------------------
                                                    268,937,695
---------------------------------------------------------------

SERVICES (ADVERTISING/
  MARKETING)-3.31%

CMGI, Inc.(a)                         500,000        54,718,750
---------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                              1,000,000        40,625,000
---------------------------------------------------------------
Lamar Advertising Co.(a)(d)         3,025,000       163,350,000
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       220,000,000
---------------------------------------------------------------
TMP Worldwide, Inc.(a)                450,000        28,096,875
---------------------------------------------------------------
                                                    506,790,625
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.91%

ChoicePoint, Inc.(a)                  617,300        38,156,856
---------------------------------------------------------------
Cintas Corp.                        1,500,000        90,375,000
---------------------------------------------------------------
Viad Corp.                            400,500         9,837,281
---------------------------------------------------------------
                                                    138,369,137
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.02%

Affiliated Computer Services,
  Inc.-Class A(a)                   1,000,000        38,000,000
---------------------------------------------------------------
Concord EFS, Inc.(a)                6,750,000       182,671,875
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        47,765,625
---------------------------------------------------------------
Fiserv, Inc.(a)                     3,750,000       120,000,000
---------------------------------------------------------------
Paychex, Inc.                       1,875,000        73,828,125
---------------------------------------------------------------
                                                    462,265,625
---------------------------------------------------------------

SPECIALTY PRINTING-0.32%

Valassis Communications, Inc.(a)    1,125,000        48,375,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.63%

Crown Castle International
  Corp.(a)                          2,750,000        52,937,500
---------------------------------------------------------------
Metromedia Fiber Network,
  Inc.-Class A(a)                   1,290,000        42,650,625
---------------------------------------------------------------
                                                     95,588,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.23%

Global TeleSystems Group,
  Inc.(a)                           1,500,000        35,906,250
---------------------------------------------------------------

TELEPHONE-1.38%

CenturyTel, Inc.                    2,249,925        90,981,342
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE

TELEPHONE-(CONTINUED)

Cincinnati Bell, Inc.(a)            1,000,000   $    20,812,500
---------------------------------------------------------------
NTL, Inc.(a)                          687,500        51,820,313
---------------------------------------------------------------
RCN Corp.(a)                        1,000,000        47,875,000
---------------------------------------------------------------
                                                    211,489,155
---------------------------------------------------------------

TEXTILES (APPAREL)-0.90%

Jones Apparel Group, Inc.(a)        2,563,800        81,080,175
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)             2,000,000        56,500,000
---------------------------------------------------------------
                                                    137,580,175
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $8,597,266,374)                            14,606,399,932
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION    MARKET
                        CONTRACTS    PRICE        DATE       VALUE
OPTIONS
PURCHASED-0.00%
COMPUTERS
  (PERIPHERALS)-0.00%
EMC Corp. (Cost
  $1,338,808)             5,691       $60        Dec-99     $604,669
--------------------------------------------------------------------

                                                     MARKET
                                     SHARES           VALUE

MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(e)    353,486,756       353,486,756
----------------------------------------------------------------
STIC Prime Portfolio(e)            353,486,756       353,486,756
----------------------------------------------------------------
    Total Money Market Funds
      (Cost $706,973,512)                            706,973,512
----------------------------------------------------------------
TOTAL INVESTMENTS-100.17%                         15,313,978,113
----------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.17%)                                     (25,496,319)
----------------------------------------------------------------
NET ASSETS-100.00%                               $15,288,481,794
================================================================

Investment Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)A portion of this security is subject to call options.
(c)A portion of this security is subject to put options.
(d)Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/99 was $434,847,420 which represented 2.84% of the Fund's net assets.
(e)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at market value (cost
  $9,305,578,694)                            $15,313,978,113
------------------------------------------------------------
Receivables for:
  Investments sold                                71,399,488
------------------------------------------------------------
  Capital stock sold                              10,526,738
------------------------------------------------------------
  Dividends and interest                           2,290,468
------------------------------------------------------------
Investment for deferred compensation plan            183,244
------------------------------------------------------------
Other assets                                          52,373
============================================================
      Total assets                            15,398,430,424
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           56,379,176
------------------------------------------------------------
  Capital stock reacquired                        30,978,770
------------------------------------------------------------
  Deferred compensation                              183,244
------------------------------------------------------------
  Options written (premiums received
    $3,848,894)                                    5,097,494
------------------------------------------------------------
Accrued advisory fees                              7,461,612
------------------------------------------------------------
Accrued administrative services fees                  70,930
------------------------------------------------------------
Accrued directors' fees                                9,103
------------------------------------------------------------
Accrued distribution fees                          5,519,204
------------------------------------------------------------
Accrued transfer agent fees                        3,222,924
------------------------------------------------------------
Accrued operating expenses                         1,026,173
------------------------------------------------------------
      Total liabilities                          109,948,630
------------------------------------------------------------
Net assets applicable to shares outstanding  $15,288,481,794
============================================================

NET ASSETS:

Class A                                      $14,292,905,417
============================================================
Class B                                      $   589,717,520
============================================================
Class C                                      $   161,489,815
============================================================
Institutional Class                          $   244,369,042
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                    412,537,590
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     17,344,531
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      4,751,201
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,787,086
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         34.65
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $34.65 / 94.50%)     $         36.67
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         34.00
------------------------------------------------------------
Class C:
  Net asset value and offering price per
    share                                    $         33.99
------------------------------------------------------------
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         36.01
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $242,135 foreign
  withholding tax)                            $   43,615,002
------------------------------------------------------------
Interest                                          42,276,941
============================================================
    Total investment income                       85,891,943
------------------------------------------------------------
EXPENSES:

Advisory fees                                     90,458,750
------------------------------------------------------------
Administrative services fees                         431,120
------------------------------------------------------------
Custodian fees                                       801,999
------------------------------------------------------------
Directors' fees                                       93,740
------------------------------------------------------------
Distribution fees-Class A                         40,983,445
------------------------------------------------------------
Distribution fees-Class B                          4,365,731
------------------------------------------------------------
Distribution fees-Class C                          1,175,217
------------------------------------------------------------
Transfer agent fees-Class A                       23,308,682
------------------------------------------------------------
Transfer agent fees-Class B                        1,540,074
------------------------------------------------------------
Transfer agent fees-Class C                          368,612
------------------------------------------------------------
Transfer agent fees-Institutional Class               22,937
------------------------------------------------------------
Other                                              2,563,084
============================================================
    Total expenses                               166,113,391
------------------------------------------------------------
Less: Fees waived by advisor                      (3,107,849)
------------------------------------------------------------
    Expenses paid indirectly                        (238,341)
============================================================
    Net expenses                                 162,767,201
============================================================
Net investment income (loss)                     (76,875,258)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                        1,641,321,263
------------------------------------------------------------
  Option contracts written                         2,695,940
============================================================
                                               1,644,017,203
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        2,670,530,284
------------------------------------------------------------
  Foreign currencies                                  (1,219)
------------------------------------------------------------
  Option contracts written                        (1,395,306)
============================================================
                                               2,669,133,759
============================================================
      Net gain from investment securities,
         foreign currencies, and option
         contracts                             4,313,150,962
============================================================
Net increase in net assets resulting from
  operations                                  $4,236,275,704
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                   1999                1998
                                                              ---------------     ---------------
OPERATIONS:
  Net investment income (loss)                                $   (76,875,258)    $   (68,697,946)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, and option contracts                            1,644,017,203         459,324,772
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, and option
    contracts                                                   2,669,133,759        (647,916,119)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                               4,236,275,704        (257,289,293)
=================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (337,206,115)     (1,023,550,465)
-------------------------------------------------------------------------------------------------
  Class B                                                          (8,290,207)         (2,750,431)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,229,567)         (2,040,204)
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,075,580)        (13,510,099)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,783,881,252)       (667,156,467)
-------------------------------------------------------------------------------------------------
  Class B                                                         205,093,817         292,437,630
-------------------------------------------------------------------------------------------------
  Class C                                                          55,508,352          60,444,760
-------------------------------------------------------------------------------------------------
  Institutional Class                                              (4,793,973)         17,436,212
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                    2,355,401,179      (1,595,978,357)
-------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          12,933,080,615      14,529,058,972
-------------------------------------------------------------------------------------------------
  End of period                                               $15,288,481,794     $12,933,080,615
=================================================================================================
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 7,663,956,851     $ 9,156,848,152
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (551,737)           (994,714)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, and option contracts        1,617,926,281         439,210,537
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, and option contracts                            6,007,150,399       3,338,016,640
-------------------------------------------------------------------------------------------------
                                                              $15,288,481,794     $12,933,080,615
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE"). Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.

    On October 31, 1999, undistributed net investment income increased by $77,318,235, undistributed net realized gains decreased by $112,499,990 and paid in capital increased $35,181,755 as a result of net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has contractually agreed to waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the contractual waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is contractual and may not be terminated without approval of the Board of Directors. During the year ended October 31, 1999, AIM waived fees of $3,107,849. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $431,120 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $11,438,795 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC) to serve as the distributor for the Institutional Class shares of the

Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $40,983,445, $4,365,731 and $1,175,217, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,182,696 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $605,519 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS, FMC and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $31,683 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $170,495 and $67,846, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $238,341 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $8,369,125,551 and $10,276,104,460, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                       $6,146,948,281
----------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities     (161,712,109)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $5,985,236,172
==========================================================
Cost of investments for tax purposes is $9,328,741,941.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1999 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   -----------
Beginning of period                                              1,875    $   357,644
-------------------------------------------------------------------------------------
Written                                                         41,226      7,516,095
-------------------------------------------------------------------------------------
Closed                                                         (17,190)    (3,487,198)
-------------------------------------------------------------------------------------
Expired                                                         (3,820)      (537,647)
-------------------------------------------------------------------------------------
End of period                                                   22,091    $ 3,848,894
=====================================================================================

Open call option contracts written at October 31, 1999 were as follows:

                                                                                      OCTOBER 31,      UNREALIZED
                                         CONTRACT   STRIKE   NUMBER OF    PREMIUMS        1999        APPRECIATION
                 ISSUE                    MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
---------------------------------------  --------   ------   ---------   ----------   ------------   --------------
EMC Corp.                                Jan. 00     $75       2,846     $1,162,552    $1,849,900     $  (687,348)
-------------------------------------------------------------------------------------------------------------------
Lucent Technologies Inc.                 Nov. 99      65      19,245      2,686,342     3,247,594        (561,252)
-------------------------------------------------------------------------------------------------------------------
                                                              22,091     $3,848,894    $5,097,494     $(1,248,600)
===================================================================================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                      1999                             1998
                                                         ------------------------------   ------------------------------
                                                            SHARES          AMOUNT           SHARES          AMOUNT
                                                         ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                  98,564,141   $ 2,981,238,092    271,511,337   $ 7,555,171,888
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  10,942,571       332,728,027     12,877,388       356,713,527
------------------------------------------------------------------------------------------------------------------------
  Class C                                                   5,133,893       156,450,704      2,960,570        81,123,332
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       1,596,295        51,100,608      2,149,830        60,442,629
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                  11,320,463       318,895,308     38,633,795       977,878,833
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     286,888         7,992,642        104,498         2,643,686
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      75,962         2,115,494         76,723         1,938,518
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         170,003         4,957,282        494,582        12,886,955
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                (167,354,090)   (5,084,014,652)  (330,045,727)   (9,200,207,188)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                  (4,443,036)     (135,626,852)    (2,423,778)      (66,919,583)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                  (3,390,263)     (103,057,846)      (842,846)      (22,617,090)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                      (1,915,980)      (60,851,863)    (1,977,243)      (55,893,372)
------------------------------------------------------------------------------------------------------------------------
                                                          (49,013,153)  $(1,528,073,056)    (6,480,871)  $  (296,837,865)
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1999, for a share of Class B capital stock outstanding during the year ended October 31, 1999 and the period November 3, 1997 (date sales commenced) through October 31, 1998 and for a share of Class C capital stock outstanding during each of the years in the two year period ended October 31, 1999 and the period August 4, 1997 (dates sales commenced) through October 31, 1997.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                               1999             1998          1997          1996          1995
                                                            -----------      -----------   -----------   -----------   ----------
Net asset value, beginning of period                        $     26.37      $     29.23   $     25.48   $     23.69   $    18.31
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Income from investment operations:
    Net investment income (loss)                                  (0.17)           (0.14)        (0.11)        (0.06)       (0.05)
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
    Net gains (losses) on securities (both realized and
      unrealized)                                                  9.18            (0.62)         4.75          2.60         5.95
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
        Total from investment operations                           9.01            (0.76)         4.64          2.54         5.90
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Distributions from net realized gains                             (0.73)           (2.10)        (0.89)        (0.75)       (0.52)
----------------------------------------------------------  -----------      -----------   -----------   -----------   ----------
Net asset value, end of period                              $     34.65      $     26.37   $     29.23   $     25.48   $    23.69
==========================================================  ===========      ===========   ===========   ===========   ==========
Total return(a)                                                   34.81%           (2.30)%       18.86%        11.26%       33.43%
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $14,292,905      $12,391,844   $14,319,441   $11,255,506   $7,000,350
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratio of expenses to average net assets(b)                         1.10%(c)         1.10%         1.11%()        1.14%       1.16%
==========================================================  ===========      ===========   ===========   ===========   ==========
Ratio of net investment income (loss) to average net
  assets(d)                                                       (0.50)%(c)       (0.47)%       (0.40)%()     (0.27)%      (0.32)%
==========================================================  ===========      ===========   ===========   ===========   ==========
Portfolio turnover rate                                              62%              76%           67%           58%          45%
==========================================================  ===========      ===========   ===========   ===========   ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.12%, 1.12%, 1.13%, 1.16% and 1.18% for 1999-1995.
(c) Ratios are based on average net assets of $13,661,148,228.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.52)%, (0.50)%, (0.42)%, (0.29)% and (0.34)% for 1999-1995.

                                                                     CLASS B                       CLASS C
                                                              ---------------------    -------------------------------
                                                                1999         1998        1999        1998       1997
                                                              ---------    --------    ---------    -------    -------
Net asset value, beginning of period                          $  26.11     $ 30.04     $  26.10     $ 29.18    $ 30.32
------------------------------------------------------------  --------     --------    --------     -------    -------
Income from investment operations:
   Net investment income (loss)                                  (0.42)      (0.37)(a)    (0.42)      (0.37)(a)   (0.04)
------------------------------------------------------------  --------     --------    --------     -------    -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  9.04       (1.46)        9.04       (0.61)     (1.10)
------------------------------------------------------------  --------     --------    --------     -------    -------
       Total from investment operations                           8.62       (1.83)        8.62       (0.98)     (1.14)
------------------------------------------------------------  --------     --------    --------     -------    -------
Distributions from net realized gains                            (0.73)      (2.10)       (0.73)      (2.10)        --
------------------------------------------------------------  --------     --------    --------     -------    -------
Net asset value, end of period                                $  34.00     $ 26.11     $  33.99     $ 26.10    $ 29.18
============================================================  ========     ========    ========     =======    =======
Total return(b)                                                 33.64%       (5.86)%      33.65%      (3.12)%    (3.76)%
============================================================  ========     ========    ========     =======    =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $589,718     $275,676    $161,490     $76,522    $21,508
============================================================  ========     ========    ========     =======    =======
Ratio of expenses to average net assets(c)                        1.98%(d)    1.98%(e)     1.98%(d)    1.97%      1.84%(e)
============================================================  ========     ========    ========     =======    =======
Ratio of net investment income (loss) to average net
 assets(f)                                                       (1.38)%(d)   (1.36)%(e)  (1.38)%(d)  (1.35)%    (1.12)%(e)
============================================================  ========     ========    ========     =======    =======
Portfolio turnover rate                                             62%         76%          62%         76%        67%
============================================================  ========     ========    ========     =======    =======
(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.00%, and 2.00% (annualized) for 1999-1998 for Class B and 2.00%, 1.99% and
    1.86% (annualized) for 1999-1997 for Class C.
(d) Ratios are based on average net assets of $436,573,129 and $117,521,680 for Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.40)% and (1.38)% (annualized) for 1999-1998 for Class B and (1.40)%, (1.37)% and (1.15)% (annualized) for 1999-1997 for Class C.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Equity Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       /s/ KPMG LLP
                       ------------
                       KPMG LLP

                       December 3, 1999
                       Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                      11 Greenway Plaza
Chairman                                       Chairman                              Suite 100
A I M Management Group Inc.                                                          Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                             INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                              Suite 100
COMSAT Corporation                             Gary T. Crum                          Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                         SUB-ADVISOR
Director                                       Edgar M. Larsen
Cortland Trust Inc.                            Senior Vice President                 A I M Capital Management, Inc.
                                                                                     11 Greenway Plaza
Edward K. Dunn Jr.                             Dana R. Sutton                        Suite 100
Chairman, Mercantile Mortgage Corp.;           Vice President and Treasurer          Houston, TX 77046
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox                       TRANSFER AGENT
President, Mercantile Bankshares               Vice President
                                                                                     A I M Fund Services, Inc.
Jack Fields                                    Mary J. Benson                        P.O. Box 4739
Chief Executive Officer                        Assistant Vice President and          Houston, TX 77210-4739
Texana Global, Inc.;                           Assistant Treasurer
Formerly Member                                                                      CUSTODIAN
of the U.S. House of Representatives           Sheri Morris
                                               Assistant Vice President and          State Street Bank and Trust Company
Carl Frischling                                Assistant Treasurer                   225 Franklin Street
Partner                                                                              Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP          Renee A. Friedli
                                               Assistant Secretary                   COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer          P. Michelle Grace                     Ballard Spahr
A I M Management Group Inc.                    Assistant Secretary                   Andrews & Ingersoll, LLP
                                                                                     1735 Market Street
Prema Mathai-Davis                             Nancy L. Martin                       Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary
Commissioner, New York City Dept. for the                                            COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,   Ofelia M. Mayo
Metropolitan Transportation Authority of       Assistant Secretary                   Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                       919 Third Avenue
                                               Lisa A. Moss                          New York, NY 10022
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                             DISTRIBUTOR
                                               Kathleen J. Pflueger
Louis S. Sklar                                 Assistant Secretary                   A I M Distributors, Inc.
Executive Vice President                                                             11 Greenway Plaza
Hines Interests                                Samuel D. Sirko                       Suite 100
Limited Partnership                            Assistant Secretary                   Houston, TX 77046

                                               Stephen I. Winer                      AUDITORS
                                               Assistant Secretary
                                                                                     KPMG LLP
                                                                                     700 Louisiana
                                                                                     Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Constellation Fund distributed long-term capital gains of $465,301,469 during its tax year ended October 31, 1999.

                     -------------------------------------

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                            PROVIDES CURRENT ACCOUNT

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

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                            A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                         leadership in the mutual fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                      since 1976 and managed approximately $120
AIM Capital Development Fund                                                           billion in assets for more than 6.4 million
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                    shareholders, including individual
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund          investors, corporate clients and financial
AIM Large Cap Growth Fund                AIM Asian Growth Fund                         institutions, as of September 30, 1999.
AIM Mid Cap Equity Fund                  AIM Developing Markets Fund                        The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                  AIM Euroland Growth Fund(4)                   Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund           AIM European Development Fund                 AIM today is the 10th-largest mutual fund
AIM Select Growth Fund                   AIM International Equity Fund                 complex in the United States in assets
AIM Small Cap Growth Fund(2)             AIM Japan Growth Fund                         under management, according to Strategic
AIM Small Cap Opportunities Fund(3)      AIM Latin American Growth Fund                Insight, an independent mutual fund
AIM Value Fund                           AIM New Pacific Growth Fund                   monitor.
AIM Weingarten Fund
                                         GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                    AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                    AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund             GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                        AIM Global Growth & Income Fund
AIM Basic Value Fund                     AIM Global Utilities Fund
AIM Charter Fund
                                         GLOBAL INCOME FUNDS
INCOME FUNDS                             AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                   AIM Global Government Income Fund
AIM High Yield Fund                      AIM Global Income Fund
AIM High Yield Fund II                   AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund         THEME FUNDS
AIM Limited Maturity Treasury Fund       AIM Global Consumer Products and Services Fund
                                         AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                    AIM Global Health Care Fund
AIM High Income Municipal Fund           AIM Global Infrastructure Fund
AIM Municipal Bond Fund                  AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund           AIM Global Trends Fund(6)


(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)
On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es).

Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


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                                                        --Registered Trademark--

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